UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2017 (February 15, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On February 15, 2017, Molina Healthcare, Inc. (the “Company”) filed a current report on Form 8-K reporting, under Item 2.02 of Form 8-K, the Company’s issuance of a press release announcing its unaudited financial results for the fourth quarter and year ended December 31, 2016 (the “Previously Filed Form 8-K”). The full text of the press release was included as Exhibit 99.1 to the Previously Filed Form 8-K. The purpose of this Form 8-K/A is to report certain adjustments to the reported unaudited financial results and to the unaudited financial statements that were included within the earnings release and attached as Exhibit 99.1 to the Previously Filed Form 8-K.
Item 2.02.    Results of Operations and Financial Condition.
On March 1, 2017, Molina Healthcare, Inc. issued a press release announcing its revised unaudited financial results for the fourth quarter and year ended December 31, 2016. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the websites cited in the press release is not part of this report.
Unaudited financial information reflecting the impact of the adjustments to the earnings release furnished with the Previously Filed Form 8-K is included within the earnings release and attached as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
Unaudited financial information reflecting the impact of the adjustments to the earnings release furnished with the Previously Filed Form 8-K is set forth in the earnings release and attached as Exhibit 99.1. The columns entitled “As Previously Reported” represent the unaudited financial information furnished with the Previously Filed Form 8-K. The revised results for 2016 described therein have no impact on the 2017 financial outlook released by the Company on February 15, 2017.

Additional information regarding these adjustments will be set forth in our Annual Report on Form 10-K for the year ended December 31, 2016 under “Management and Auditor’s Reports — Management’s Report on Internal Control Over Financial Reporting.”

The information in this Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued March 1, 2017, as to financial results for the fourth quarter and the year ended December 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	March 1, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued March 1, 2017, as to financial results for the fourth quarter and the year ended December 31, 2016.